                                                                     EXHIBIT 4.4
                         REGISTRATION RIGHTS AGREEMENT


                            Dated as of June 9, 1997

                                  by and among

                        IMPERIAL CREDIT CAPITAL TRUST I,

                       IMPERIAL CREDIT INDUSTRIES, INC.,

                         IMPERIAL BUSINESS CREDIT, INC.
                        IMPERIAL CREDIT ADVISORS, INC.,
                  FRANCHISE MORTGAGE ACCEPTANCE CO. LLC., and
                  AUTO MARKETING NETWORK, INC., as Guarantors

                                      and

                             LEHMAN BROTHERS INC.,
                              as Initial Purchaser

      This Registration Rights Agreement (this "Agreement") is made and entered
                                                ---------
into as of June 9, 1997 by and among Imperial Credit Industries, Inc., a California corporation (the "Company"), Imperial Business Credit, Inc., a
                             -------
California corporation, Imperial Credit Advisors, Inc., a California corporation, Franchise Mortgage Acceptance Co. LLC, a California limited liability company, and Auto Marketing Network, Inc., a Florida corporation (together, the "Guarantors"), Imperial Credit Capital Trust I, a Delaware
                ----------
statutory business trust (the "Trust," and together with the Company and the
                               -----
Guarantors, the "Registrants"), and Lehman Brothers Inc. (the "Initial
                 -----------                                   -------
Purchaser").
---------

      This Agreement is entered into in connection with the Purchase Agreement, dated as of June 5, 1997, among the Registrants and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Trust to the Initial
--------- ---------
Purchaser of $70,000,000 aggregate liquidation amount of the Trust's Remarketed Par Securities, Series A, liquidation amount $1,000 per security (the "Preferred
                                                                       ---------
Securities").  The Company will be the owner of all of the beneficial ownership
----------
interest represented by the common securities (the "Common Securities") of the
                                                    ------ ----------
Trust. The Preferred Securities and the Common Securities will be guaranteed (the "Guarantee") by the Company, to the extent of funds held by the Trust.
      ---------
Concurrently with the issuance of the Preferred Securities, the Guarantee and the Common Securities, the Trust will invest the proceeds of each thereof in the Company's Resettable Rate Debentures, Series A (the "Debentures" and, together
                                                     ----------
with the Preferred Securities, the Guarantee and the Debenture Guarantees (as defined herein), the "Securities"). To induce the Initial Purchaser to enter
                      ----------
into the Purchase Agreement and the Remarketing Agreement (as defined herein), the Registrants have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Preferred Securities under the Purchase Agreement.

      The parties hereby agree as follows:


SECTION 1.     DEFINITIONS

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      Act:  The Securities Act of 1933, as amended.
      ---

      Additional Distributions:  As defined in Section 5.
      ------------------------

      Additional Interest:  As defined in Section 5.
      -------------------

      Additional Interest Payment Date:  With respect to the Transfer Restricted
      --------------------------------
Securities, each Distribution Date until the earlier of (i) the date on which Additional Interest (and corresponding Additional Distributions) no longer are payable or (ii) maturity of the Securities.

      Broker-Dealer:  Any broker or dealer registered under the Exchange Act.
      -------------

      Closing Date:  The date of this Agreement.
      ------------

      Commission:  The Securities and Exchange Commission.
      ----------

      Consummate:  A registered Exchange Offer shall be deemed "Consummated" for
      ----------
purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Registrants of the New Securities in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

      Debenture Guarantees:  The Debt Guarantee, dated as of June 9, 1997, among
      --------------------
the Guarantors, the Company and Chase Trust Company of California, as trustee.

      Debentures:  As defined in the preamble.
      ----------

      Declaration:  Declaration of Trust, dated as of June 9, 1997, among Chase
      -----------
Trust Company of California, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee and the other trustees named therein, pursuant to which the Preferred Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

      Distribution:  As defined in the Declaration.
      ------------

      Effectiveness Target Date:  As defined in Section 5.
      -------------------------

      Exchange Act:  The Securities Exchange Act of 1934, as amended.
      ------------

      Exchange Offer:  The registration by the Registrants under the Act of the
      --------------
New Securities pursuant to a Registration Statement pursuant to which the Registrants will offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for New Securities in an aggregate principal amount equal to the aggregate amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

      Exchange Offer Registration Statement:  The Registration Statement
      -------------------------------------
relating to the Exchange Offer, including the related Prospectus.

      Exempt Resales:  The transactions in which the purchasers of Transfer
      --------------
Restricted Securities in the Remarketing propose to sell the Securities to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to certain non-U.S. persons.

      Guarantee:  The Guarantee, dated as of June 9, 1996, between the Company
      ---------
and Chase Trust Company of California, as Guarantee Trustee, pursuant to which the Guarantee is being issued, as amended or supplemented from time to time in accordance with the terms thereof.

      Guarantors:  As defined in the preamble hereto.
      ----------

      Holders:  As defined in Section 2(b) hereof.
      -------

      Indemnified Party:  As defined in Section 8(a) hereof.
      -----------------

      Indenture:  The Indenture, dated as of June 9, 1997, among the Company,
      ---------
Chase Trust Company of California, as trustee (the "Trustee"), and the
                                                    -------
Guarantors, pursuant to which the Debentures and the New Debentures are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

      Initial Purchaser:  As defined in the preamble hereto.
      -----------------

      NASD:  National Association of Securities Dealers, Inc.
      ----

      New Debentures:  The Company's Resettable Rate Debentures, Series B to be
      --------------
issued pursuant to the Indenture in the Exchange Offer.

      New Securities:  The securities to be issued pursuant to the Indenture,
      --------------
the Declaration and the Guarantee in the Exchange Offer, or if the Debentures have been distributed to the Holders of the Preferred Securities in liquidation of the Trust, the New Debentures.

      Person:  An individual, partnership, corporation, trust or unincorporated
      ------
organization, or a government or agency or political subdivision thereof.

      Prospectus:  The prospectus included in a Registration Statement, as
      ----------
amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

      Registrants:  The Trust, the Guarantors and the Company or, if the
      -----------
Debentures have been distributed to the Holders of the Preferred Securities in liquidation of the Trust, the Company only.

      Registration Default:  As defined in Section 5 hereof.
      --------------------

      Registration Statement:  Any registration statement of the Registrants
      ----------------------
relating to (a) an offering of New Securities pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

      Remarketing Agreement:  That certain Remarketing Agreement dated as of
      ----------------------
June 9, 1997 by and among the Company, the Trust and the Broker Dealer or Broker Dealers named therein, as such agreement is amended from time to time.

      Securities:  As defined in the preamble hereto.
      ----------

      Shelf Filing Deadline:  As defined in Section 4 hereof.
      ---------------------

      Shelf Registration Statement:  As defined in Section 4 hereof.
      ----------------------------

      TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as
      ---
in effect on the date of the Indenture.

      Transfer Restricted Securities:  Each Security, (for the purposes of this
      ------------------------------
definition, if the Debentures have been distributed to the Holders of Preferred Securities in liquidation of the Trust, each Debenture) until the earliest to occur of (a) the date on which such Security has been exchanged by a person other than a Broker-Dealer for New Securities in the Exchange Offer, (b) following the exchange by a Broker-Dealer in the Exchange Offer of such security for one or more New Securities, the date on which such New Securities are sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (c) the date on which such Security has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement or (d) the date after the Closing Date on which such Security is sold to the public pursuant to Rule 144 under the Act;

      Underwritten Registration or Underwritten Offering:  A registration in
      -------------------------    ---------------------
which securities of the Registrants are sold to an underwriter for reoffering to the public.


SECTION 2.     SECURITIES SUBJECT TO THIS AGREEMENT

      (a) Transfer Restricted Securities.  The securities entitled to the
          ------------------------------
benefits of this Agreement are the Transfer Restricted Securities.

      (b) Holders of Transfer Restricted Securities.  A Person is deemed to be a
          -----------------------------------------
holder of Transfer Restricted Securities (each, a "Holder") whenever such Person
                                                   ------
owns Transfer Restricted Securities.


SECTION 3.     REGISTERED EXCHANGE OFFER

      (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Registrants shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 30 days after the Closing Date, an Exchange Offer Registration Statement under the Act relating to the New Securities and the Exchange Offer, (ii) use their respective best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 90 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the New Securities to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of New Securities held by Broker-Dealers as contemplated by Section 3(c) below.

      (b) The Registrants shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. Registrants shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the New Securities shall be included in the Exchange Offer Registration Statement. Registrants shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

      (c) The Registrants shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the New Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

      The Registrants shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of New Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this

Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective.

      The Registrants shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.


SECTION 4.     SHELF REGISTRATION

      (a) Shelf Registration.  If (i) the Registrants are not required to file
          ------------------
an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), (ii) the Company has received an opinion of independent tax counsel, experienced in such matters, to the effect that, as a result of the consummation of the Exchange Offer there is more than an insubstantial risk that (A) the Trust would be subject to United States federal income tax with respect to income received or accrued on the Debentures or New Debentures, (B) interest payable by the Company on the Debentures or New Debentures would not be deductible by the Company, in whole or in part, for United States federal income tax purposes, or (C) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 business days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or
(B) that such Holder may not resell the New Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Securities acquired directly from the Registrants or one of their affiliates, then the Registrants shall use their respective best efforts to:

         (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")
                                                 ----------------------------
   on or prior to the earliest to occur of (1) the 30th day after the date on which the Registrants determine that they are not required to file the Exchange Offer Registration Statement, (2) the 30th day after the date on which the Registrants receive notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above, and (3) the 60th day after the Closing Date (such earliest date being the "Shelf Filing Deadline"),
                                                   ---------------------
   which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

         (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 30th day after the Shelf Filing Deadline.

The Registrants shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years following the Closing Date.

      (b) Provision by Holders of Certain Information in Connection with the
          ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Registrants in writing, within 20 business days after receipt of a request therefor, such information as the Registrants may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Additional Interest (and corresponding Additional Distributions) pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Registrants all information required to be disclosed in order to make the information previously furnished to the Registrants by such Holder not materially misleading.


SECTION 5.     ADDITIONAL INTEREST AND ADDITIONAL DISTRIBUTIONS

      If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the
                                      -------------------------
Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and each of the
                             --------------------
Guarantors hereby jointly and severally will pay additional interest ("Additional Interest") on the Debentures (including in respect of amounts
---------------------
occurring during any Extension Period) and corresponding Additional Distributions (the "Additional Distributions") will become payable on the
                    ------------------------
Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 liquidation or principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Additional Interest (and corresponding Additional Distributions) shall increase by an additional $.05 per week per $1,000 liquidation or principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest (and corresponding Additional Distributions) of $.50 per week per $1,000 liquidation or principal amount of Transfer Restricted Securities. All accrued Additional Interest (and corresponding Additional Distributions) shall be paid by the Company to DTC by wire transfer of immediately available funds or by federal funds check and to holders of definitive securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on each Additional Interest Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Additional Interest (and corresponding Additional Distributions) with respect to such Transfer Restricted Securities will cease.

      All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.


SECTION 6.     REGISTRATION PROCEDURES

      (a) Exchange Offer Registration Statement.  In connection with the
          -------------------------------------
Exchange Offer, the Registrants shall comply with all of the provisions of
Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

         (i) If in the reasonable opinion of counsel to the Registrants there is a question as to whether the Exchange Offer is permitted by applicable law, the Registrants hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Registrants to Consummate an Exchange Offer for the Transfer Restricted Securities. The Registrants each hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Registrants each hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Registrants setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

         (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Registrants, prior to the Consummation thereof, a written representation to the Registrants (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Registrants, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Securities to be issued in the Exchange Offer and (C) it is acquiring the New Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Registrants' preparations for the Exchange Offer.

   Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc.
                                            ----------------------------
   (available June 5, 1991) and Exxon Capital Holdings Corporation (available
                                ----------------------------------
   May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or the Trust.

         (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Registrants shall provide a supplemental letter to the Commission (A) stating that the Company, the Guarantors and the Trust are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988),
                 ----------------------------------
   Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any
   ----------------------------
   no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company, the Guarantors nor the Trust has entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Exchange Offer and that, to the best of the Registrants' information and belief, each Holder participating in the Exchange Offer is acquiring the New Securities in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities received in the Exchange Offer.

      (b) Shelf Registration Statement.  In connection with the Shelf
          ----------------------------
Registration Statement, the Registrants shall comply with all the provisions of
Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

      (c) General Provisions.  In connection with any Registration Statement and
          ------------------
any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Securities by Broker-Dealers), the Registrants shall:

         (i) use their best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Registrants shall file promptly an appropriate amendment to such Registration Statement, in the case of clause
   (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

         (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

         (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company, the Trust and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

         (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such

   Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company and the Trust will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

         (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's and the Trust's representatives available (and representatives of the Guarantors) for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

         (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of each of the Registrants and cause each of the Registrant's officers, directors, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

         (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company and the Trust are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

        (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Securities covered thereby or the underwriter(s), if any;

         (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including, if requested in writing by a Holder, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

         (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Registrants hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

         (xi) enter into, and cause the Guarantors to enter into, such agreements (including an underwriting agreement), and make, and cause the Guarantors to make, such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by the Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Registrants shall:

         (A) furnish to each Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

            (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President, any Vice President, or any Manager and (z) a principal financial or accounting officer of each of the Company and each Guarantor, confirming, as of the date thereof, the matters set forth in paragraphs (b), (c), (d) and (e) of Section 8 of the Purchase Agreement and such other matters as such parties may reasonably request;

            (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Registrants covering the matters set forth in paragraph [h] of Section 8 of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Registrants, representatives of the independent public accountants for the

         Company, the Initial Purchaser representatives and the Initial Purchaser's counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Registrants and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

            (3) a customary comfort letter, dated as of the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8(m) of the Purchase Agreement, without exception;

         (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of
      Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

         (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Trust pursuant to this clause (xi), if any.

      If at any time the representations and warranties of the Company, the Trust and the Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company, the Trust or the Guarantors shall so advise the Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

         (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company, the Guarantors nor the Trust shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

        (xiii) shall issue, upon the request of any Holder of Securities covered by the Shelf Registration Statement, New Securities, having an aggregate principal amount equal to the aggregate principal amount of Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such New Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Securities held by such Holder shall be surrendered to the Company for cancellation;

         (xiv) cooperate with, and cause the Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

         (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (viii) above;

         (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

        (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depositary Trust Company;

       (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

         (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

         (xx) cause the Indenture and, if the Debentures shall not have been distributed to the Holders of the Preferred Securities in liquidation of the Trust, the Declaration and the Guarantee to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantors to cooperate, with the Trustee and the Holders of Securities to effect such changes to the Indenture, the Declaration and the Guarantee as may be required for such Indenture, Declaration and Guarantee to be so qualified in accordance with the terms of the TIA; and execute, and cause the Guarantors to execute, and use their best efforts to cause the Indenture Trustee, the Guarantee Trustee and the Property Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture, Declaration and the Guarantee to be so qualified in a timely manner;

         (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Securities or the managing underwriter(s), if any; and

        (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and
   Section 15 of the Exchange Act.

      Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted

Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by
                                                                  ------
either Registrant that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by either Registrant, each Holder will deliver to either Registrant (at such Registrant's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event either Registrant shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.


SECTION 7.     REGISTRATION EXPENSES

      (a) All expenses incident to the Registrants' performance of or compliance with this Agreement will be borne by the Registrants, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Registrants and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Trust (including the expenses of any special audit and comfort letters required by or incident to such performance).

      The Registrants will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Registrants.

      (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.


SECTION 8.     INDEMNIFICATION

      (a) The Company, the Trust and each Guarantor, jointly and severally, agree to indemnify and hold harmless (i) each Holder, each participating Broker-Dealer or the Initial Purchaser selling New Securities and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any such person (any of the persons referred to in this clause
(ii) being hereinafter referred to as a "controlling person") and (iii) the
                                         ------------------
respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i),
(ii) or (iii) may hereinafter be referred to as an "Participant"), to the
                                                    -----------
fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Participant) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any act or failure to act or any alleged act or failure to act in connection with, or relating in any manner to the transactions contemplated hereby, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company and the Trust by any of the Holders expressly for use therein.

      In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Participants with respect to which indemnity may be sought against the Company, the Trust or the Guarantors, such Participant (or the Participant controlled by such controlling person) shall promptly notify the Company and the Trust in writing; provided, that the failure to give such notice shall not relieve the Company, the Trust or the Guarantors of its respective obligations pursuant to this Agreement. Such Participant shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company, the Trust and the Guarantors (regardless of whether it is ultimately determined that an Participant is not entitled to indemnification hereunder). The Company, the Trust and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Participants, which firm shall be designated by the Holders. The Company and the Trust shall be liable for any settlement of any such action or proceeding effected with the Company's or the Trust's respective prior written consent, which consent shall not be withheld unreasonably, and the Company and the

Trust agree to indemnify and hold harmless any Participant from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company or the Trust. Neither the Company nor the Trust, without the prior written consent of each Participant, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Participant is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Participant from all liability arising out of such action, claim, litigation or proceeding.

      (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, the Trust and each Guarantor, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, the Trust and the Guarantors, and the respective officers, directors, partners, employees, managers, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company, the Trust and the Guarantors to each of the Participants, but only with respect to claims and actions based on information relating to such Participant furnished in writing by such Participant expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, the Trust, the Guarantors or their respective directors, managers, officers or any such controlling person in respect of which indemnity may be sought against a Participant, such Participant shall have the rights and duties given the Company, the Trust, and the Guarantors and the Company, the Trust and the Guarantors and their directors or officers or such controlling person shall have the rights and duties given to each Participant by the preceding paragraph. In no event shall the liability of any selling Participant hereunder be greater in amount than the dollar amount of the proceeds received by such Participant upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Participants on the other hand from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Trust, the Company and the Guarantors on the one hand and of the Participant on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Trust, the Company and the Guarantors on the one hand and of the Participant on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or any Guarantor or by the Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

      The Registrants and each Participant agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Participants shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Participant with respect to the Securities exceeds the amount of any damages which such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participant's obligations to contribute pursuant to this
Section 8(c) are several in proportion to the respective principal amount of Securities held by each of the Participants hereunder and not joint.


SECTION 9.     RULE 144A

      The Registrants hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.


SECTION 10.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

      No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.    SELECTION OF UNDERWRITERS

      The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.


SECTION 12.    MISCELLANEOUS

      (a) Remedies.  The Registrants agree that monetary damages (including the
          --------
liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (b) No Inconsistent Agreements.  The Company and the Trust will not, and
          --------------------------
will cause the Guarantors not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Trust has previously entered into any agreement granting any registration rights, with respect to its securities, to any Person, which are inconsistent with the rights granted to the Holders in this Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Trust's securities under any agreement in effect on the date hereof.

      (c) Adjustments Affecting the Securities.  The Company and the Trust will
          ------------------------------------
not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

      (d) Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company and the Trust have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

      (e) Notices.  All statements, reports, notices and other communications
          -------
provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

         (i) if to a Holder, at the address set forth on the records of the Declaration; and

         (ii)  if to the Registrants:

                  Imperial Credit Industries, Inc.
                  23550 Hawthorne Boulevard
                  Building 1, Suite 210
                  Torrance, California 90505
                  Telecopier No.: (310) 373-4305
                  Attention:  Chief Financial Officer

               With a copy to:

                  Freshman, Marantz, Orlanski, Cooper & Klein
                  9100 Wilshire Boulevard
                  Beverly Hills, California 90212
                  Telecopier No.: (310) 274-8357
                  Attention:  Thomas J. Poletti

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

      (f) Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

      (g) Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (h) Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

      (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

      (j) Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (k) Entire Agreement.  This Agreement, together with the Purchase
          ----------------
Agreement, the Remarketing Agreement, the Indenture, the Guarantee and the Debenture Guarantees, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the Trust with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      (l) Required Consents.  Whenever the consent or approval of Holders of a
          -----------------
specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

               IMPERIAL CREDIT INDUSTRIES, INC.


               By: /s/ H. Wayne Snavely
                  ---------------------------------
                  Name:  H. Wayne Snavely
                  Title: Chairman

               IMPERIAL CREDIT CAPITAL TRUST I


               By: /s/ Kevin E. Villani
                  ---------------------------------

               IMPERIAL BUSINESS CREDIT, INC.


               By: /s/ H. Wayne Snavely
                  ---------------------------------
                  Name:  H. Wayne Snavely
                  Title: Chairman

               IMPERIAL CREDIT ADVISORS, INC.


               By: /s/ H. Wayne Snavely
                  ---------------------------------
                  Name:  H. Wayne Snavely
                  Title: Chairman

               FRANCHISE MORTGAGE ACCEPTANCE CO. LLC


               By: /s/ H. Wayne Snavely
                  ---------------------------------
                  Name:  H. Wayne Snavely
                  Title: Chairman

               AUTO MARKETING NETWORK, INC.


               By: /s/ H. Wayne Snavely
                  ---------------------------------
                  Name:  H. Wayne Snavely
                  Title: Chairman

Accepted as of the date hereof

LEHMAN BROTHERS INC.


By: /s/  David J. Kim
   ---------------------------------
   Name:  David J. Kim
   Title: Senior Vice President